Exhibit 10.16(a) CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. FIRST AMENDMENT TO SECOND AMENDED AND RESTATED GREENSKY INSTALLMENT LOAN PROGRAM AGREEMENT This First Amendment ("Amendment") is dated as of December 24, 2020 (“Amendment Effective Date”) and is attached to and made a part of the SECOND AMENDED AND RESTATED GREENSKY INSTALLMENT LOAN PROGRAM AGREEMENT (“Agreement”) entered into as of April 26, 2018 (“Effective Date”), by and among GREENSKY, LLC (f/k/a GreenSky Trade Credit, LLC), a Georgia limited liability company, with offices at 5565 Glenridge Connector, Suite 700, Atlanta, Georgia 30342 (“GreenSky”), and HOME DEPOT U.S.A., INC. (“Home Depot”). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement. NOW THEREFORE, in consideration of the terms and conditions set forth herein, the parties agree to amend the Agreement as of the Amendment Effective Date as follows: 1. TERM: Section 11(a) of the Agreement is deleted in its entirety and replaced with the following: “(a) The term of this Agreement commenced on the Original Agreement Effective Date and shall extend through and including January 1, 2022 (the “Initial Term”). Thereafter, the term of this Agreement shall be extended automatically for additional one year periods (each, a “Renewal Term”) without further action by the parties hereto, unless not less than six (6) months prior to the expiration date of the Initial Term or the then-current Renewal Term (as applicable), either party gives the other party written notice of nonrenewal of the term (or unless this Agreement is earlier terminated as provided in this Agreement).” 2. SCHEDULE 4: SCHEDULE 4: RATES AND TERMS FOR PROJECT LOAN PRODUCT is deleted in its entirety and replaced with the Schedule 4 included herein. 3. SCHEDULE 6(b)(ii): SCHEDULE 6(b)(ii) is deleted in its entirety and replaced with the Schedule 6(b)(ii) included herein. SCHEDULE 4 RATES AND TERMS FOR PROJECT LOAN PRODUCT [*****] SCHEDULE 6(b)(ii) [*****]

2 | P a g e 4. MISCELLANEOUS: Home Depot and GreenSky acknowledge and agree that: (a) the terms and conditions of the Agreement are incorporated herein by reference; (b) this Amendment will be deemed an addendum to and part of the Agreement; (c) in the event of any conflict or discrepancy between the terms or provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control and govern; (d) except as set forth herein the terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and reaffirmed; and (e) this Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument. Accepted and agreed: HOME DEPOT U.S.A., INC. By: /s/ Scott Anderson Name: Scott Anderson Title: VP - Financial Services & Payments GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President